SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HONG KONG HIGHPOWER TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HONG KONG HIGHPOWER TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Hong Kong Highpower Technology, Inc., a Delaware corporation (the “Company”), to be held at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China on October 20, 2010 at 10:00 a.m. China Standard Time.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect the following persons to serve as directors:

Dang Yu Pan
Wen Liang Li
Xinhai Li
Chao Li
Ping Li

2.	To ratify the appointment of Dominic K.F. Chan & Co. as the independent registered public accounting firm of the Company for the year ending December 31, 2010; and

3.	To approve an amendment to the Company’s certificate of incorporation to change the Company’s name to “Highpower International, Inc.”; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “for” the director nominees and the proposal listed above.

The Board of Directors has fixed the close of business on August 25, 2010 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

It is important that your shares be represented and voted at the meeting.  You can vote your shares via the Internet, by telephone, be requesting a paper proxy card to complete and return by mail or by attending the meeting and voting in person.  Voting instructions for each of these voting methods are included in the Notice of Internet Availability of Proxy Materials and the accompanying proxy statement. Please vote as soon as possible to record your vote promptly, even if you plan to attend the Annual Meeting in person.

FOR THE BOARD OF DIRECTORS
/s/ Henry Ngan
Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: September [__], 2010
Shenzhen, China

HONG KONG HIGHPOWER TECHNOLOGY, INC.

PROXY STATEMENT

For Annual Meeting to be Held on
October 20, 2010, 10:00 a.m., China Standard Time

This proxy statement is delivered to you by Hong Kong Highpower Technology, Inc. (“we,” “us,” the “Company,” or “Highpower”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China on October 20, 2010 at 10:00 a.m. China Standard Time (the “Annual Meeting”). We mailed or made this proxy statement available via the Internet to stockholders on September 8, 2010.

The purpose of the Annual Meeting is to seek stockholder approval of three proposals: (1) electing five directors to the Board of Directors; (2) ratifying the appointment Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and (3) approve an amendment to our certificate of incorporation to change our name to “Highpower International, Inc.”

Internet Availability Of Proxy Materials

The Company will mail, on or about September 8, 2010, a Notice of Internet Availability of Proxy Materials to most of its stockholders.  We are furnishing proxy materials to most of our stockholders via the Internet. Making the proxy materials available to stockholders via the Internet will save us the cost of printing and mailing documents, will expedite receipt of our proxy materials by stockholders and will reduce the impact of the Annual Meeting on the environment.  Stockholders receiving only a Notice of Internet Availability will not receive a printed copy of the proxy materials unless you request it.  If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. The Notice of Internet Availability contains instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs you on how to access your proxy card to be able to vote through the Internet or by telephone. Our stockholders of record and other stockholders who have previously requested printed copies of our proxy materials will be mailed paper copies of our proxy materials and a proxy card or voting form on or about September 8, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on October 20, 2010:  The Proxy Statement and the Company’s 2010 Annual Report are available at https://materials.proxyvote.com/43858B.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on August 25, 2010 (“the Record Date”) will be entitled to vote at the Annual Meeting. There were 13,582,106 shares of common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum for the Annual Meeting.  Abstentions and broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Voting Your Proxy

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Please follow the appropriate instructions described below:

By Internet – Stockholders who received a Notice of Internet Availability may vote via the Internet by following the instructions on the Notice. Stockholders who received a proxy card by mail may vote via the Internet by following the instructions on the proxy card. When voting via the Internet, all stockholders must have available the control number included on their Notice of Internet Availability or proxy card. Under Delaware law, you may transmit a proxy via the Internet.

By Telephone – Stockholders who received a Notice of Internet Availability may vote via telephone by following the instructions on the Notice. Stockholders who received a proxy card by mail may vote via telephone by following the instructions on the proxy card. When voting via telephone, all stockholders must have available the control number included on their Notice of Internet Availability or proxy card.

By Mail – Stockholders who received a paper copy of these proxy materials may vote by mail by completing, signing, dating and returning their proxy card in the prepaid envelope that will be included with the proxy card.  You may also request a proxy card from Broadridge Financial Solutions, Inc., or Broadridge, and indicate your vote by completing, signing and dating the proxy card where indicated and by returning it in the prepaid envelope that will be included with the proxy card.

In Person – Stockholders of record may vote in person by attending the Annual Meeting and completing a ballot distributed at the meeting. Stockholders who hold their shares in street name may vote in person by attending the Annual Meeting only if they have requested and received a legal proxy from their broker or other nominee, and deliver the proxy to the inspector of election before or at the meeting.

Counting of Votes

Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:  (1) FOR the election of the nominees for director named herein; (2) FOR the reappointment of Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and (3) FOR the approval of the amendment to the Company’s certificate of incorporation to change our name to “Highpower International, Inc.”  All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of Broadridge Financial Solutions, Inc. will assist us in the tabulation of the votes.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum.

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. Abstentions will have no effect on the election of the director nominees, but will be counted as votes against the ratification of the appointment of Dominic K.F. Chan & Co. and the approval of the amendment to the Company’s certificate of incorporation.

A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Brokers that hold shares of our common stock in “street” name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain routine matters without specific instructions from those customers.  Of the proposals contained herein, Proposals 2 and 3 are considered routine matters. Therefore, brokers that do not receive instructions are entitled to vote on the ratification of the appointment of our independent registered public accounting firm and the approval of the amendment to the Company’s certificate of incorporation.  Should a broker non-vote occur, it will have no effect on the outcome of Proposal 2 (i.e. it will be neither a vote “for” nor “against” the proposal), but will be treated as a vote against Proposal 3.

Revoking Your Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

Appraisal Rights

Under the Delaware Code, stockholders entitled to vote will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the meeting, and we will not independently provide stockholders with any such right.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company.  In addition, the Company will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Highpower registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or call or write us at the following address or phone number: Hong Kong Highpower Technology, Inc, Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang,  Shenzhen, Guangdong, 518111, People’s Republic of China, by telephone at (86) 755-89686238. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

PROPOSAL NO. 1 ELECTION OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES.

The Company currently has five authorized members on its Board of Directors. The Company’s Bylaws give the Board of Directors the authority to establish, increase or decrease the number of directors.   The nominees for election at the Annual Meeting of Stockholders to the Board of Directors are Dang Yu Pan, Xinhai Li, Wen Liang Li, Chao Li, and Ping Li, all of whom currently serve on the Board of Directors and advised the Company of their willingness to serve as a member of the Company’s Board of Directors if elected. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in 2011 or until their successors are elected and qualified.  If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director, assuming a quorum is present. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE REAPPOINTMENT OF DOMINIC K.F. CHAN & CO.

The Audit Committee has recommended the reappointment of Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  Dominic K.F. Chan & Co. has served as the Company’s independent accountant since November 2, 2007.  Dominic K.F. Chan & Co. previously served as the independent registered public accounting firm of the Company’s wholly-owned subsidiary, Hong Kong Highpower Technology Company Limited. The stockholders are being requested to ratify the reappointment of Dominic K.F. Chan & Co. at the Annual Meeting. The Company anticipates that a representative of Dominic K.F. Chan & Co. will attend the Annual Meeting to make a statement and to respond to appropriate stockholder questions.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2009 and 2008

The following table presents fees, including reimbursements for expenses, for professional audit services rendered by Dominic K.F. Chan & Co. for the audits of the Company’s annual financial statements and interim reviews of the Company’s quarterly financial statements for the years ended December 31, 2009 and December 31, 2008 and fees billed for other services rendered by Dominic K.F. Chan & Co. during those periods.

	Year ended December 31,
	2009	2008

Audit Fees(1)	$73,000	$73,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$73,000	$73,000

     (1) These are fees for professional services performed by Dominic K.F. Chan & Co. for the audit of our annual financial statements, review of our quarterly reports, and review of our Registration Statement on Form S-1.

Pre-Approval Policy

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent registered public accounting firm for such services. The audit committee pre-approves (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the committee, which are rendered to the Company by its outside auditors (including fees).

Vote Required

You may vote in favor or against this proposal and you may also withhold your vote.  The affirmative vote of a majority of all votes cast or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment Dominic K.F. Chan & Co. as Highpower’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Dominic K.F. Chan & Co. as our independent registered public accounting firm.  For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes are not applicable as brokers are entitled to vote on this matter.  However, should a broker non-vote occur, it will not be counted as votes cast and will have no effect on the result of the vote. Abstentions and broker non-votes will count toward the presence of a quorum.

PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

On August 24, 2010, our Board of Directors unanimously approved and recommended that our stockholders approve an amendment to our certificate of incorporation to change our name to “Highpower International, Inc.”

        We want to change our name from “Hong Kong Highpower Technology, Inc.” to “Highpower International, Inc.” in order to reflect the growing international aspect of your business.  This proposed name change is a key component of our effort to emphasize our growing market.

        If approved by our stockholders at the Annual Meeting, the new name will become effective upon the filing of an amendment to our certificate of incorporation with the Delaware Secretary of State. The change of corporate name will be accomplished by amending Article I of our certificate of incorporation to read as follows:

       "The name of this corporation is Highpower International,, Inc. (the "Corporation")."

The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and our stockholders will not be required to exchange their stock certificates to reflect the new name. Stockholders should keep the certificates they now hold, which will continue to be valid, and should not send them to us or our transfer agent. Our common stock is traded on The Nasdaq Global Market Market, and if the proposal is approved, the symbol under which our common stock is traded will remain "HPJ."

If there exists any circumstances which would make consummation of the name change inadvisable in the judgment of our Board of Directors, the proposal to amend our articles of incorporation may be terminated by our Board of Directors either before or after approval of the name change by our shareholders.

 Vote Required

Approval of the amendment to our certificate of incorporation will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting, assuming the presence of a quorum.  For purposes of the vote on this matter, abstentions and broker non-votes will be counted as votes cast against the proposal, although each type of vote will count toward the presence of a quorum.  If the stockholders do not approve Proposal No. 3, the certificate of amendment to our certificate of incorporation will not be filed and the name of our company will remain “Hong Kong Highpower Technology, Inc.”
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement are as follows:

Name	Age	Position
Dang Yu Pan.	42	Chief Executive Officer and Chairman of the Board and director nominee
Wen Liang Li	45	Vice President, Chief Technology Officer, Director and director nominee
Wen Wei Ma	39	Vice President of Manufacturing
Henry Ngan	37	Chief Financial Officer
Wen Jia Xiao	33	Vice President of Quality Control
Xinhai Li	47	Director and director nominee
Chao Li	65	Director and director nominee
Ping Li	45	Director and director nominee

Dang Yu Pan has been the Chairman of the Board and Chief Executive officer of the Company and HKHT since November 2007 and July 2003, respectively. Mr. Pan is the founder of Shenzhen Highpower and has served as the Chairman of the Board and Chief Executive Officer of Shenzhen Highpower since October 2002. From May 2001 to October 2002, Mr. Pan was the General Manager and Chairman of the Board of Guangzhou HaoPeng Technology Co., Ltd. From January 1997 to July 2000, Mr. Pan was the Vice General Manager of Nanhai Shida Battery Co., Ltd. From January 1995 to December 1996, Mr. Pan served as a director of the HuangPu Aluminum Factory. Additionally, from August 1990 to December 1994, Mr. Pan worked in the sales department of the Guangzhou Aluminum Products Factory. Mr. Pan received a bachelor’s degree in metallurgical engineering from Central South University in China in 1990. We believe Mr. Pan’s qualifications to sit on our Board include his extensive understanding of our business, our products and the battery industry that he has acquired over his 12 years working in the battery industry, including over 7 years as an officer and director of as a director of Shenzhen Highpower.

Wen Liang Li has been a director of the Company since November 2007 and a director of HKHT since July 2003. Since January 2003, Mr. Li. has served as a director and as Vice General Manager and Chief Technology Officer of Shenzhen Highpower. From January 1996 to December 2002, Mr. Li served as Vice General Manager of Zhuhai Taiyi Battery Co., Ltd., a battery manufacturer. Mr. Li received a master’s degree in Electrochemistry from the Harbin Institute of Technology in China in 1991. We believe that Mr. Li’s 18 years of working experience in the battery industry, including 7 years as an officer and director of Shenzhen Highpower, well qualify Mr. Li to serve on our Board.

Wen Wei Ma has served as the Company’s Vice President of Manufacturing since November 2007 and as a director of HKHT since July 2003. Mr. Ma has served as a director and as a Vice General Manager of Manufacturing of Shenzhen Highpower since October 2002. Mr. Ma received a diploma in chymic analysis from the Guangzhou Trade School of Light Industry in China in 1989.

Henry Ngan has served as the Chief Financial Officer of the Company since February 2009. Prior to joining the Company, Mr. Ngan had served as Vice President and Senior Equity Analyst at Brean Murray Carret & Co. in New York City since July 2008.  Prior to that, Mr. Ngan served as an Equity Research Analyst at Buckingham Research Group in New York from June 2004 to January 2008 and at Robotti & Company from October 2002 until June 2004.  Mr. Ngan received a bachelor’s degree in Accounting from the University at Albany, State University of New York in 1995 and an MBA in Finance and Information & Communication Systems from Fordham University in 2004.  Mr. Ngan is a Certified Public Accountant in the State of New York.

Jia Wei Xiao has served as Vice President of Quality Control of the Company since November 2007 and as Vice General Manager of Quality Control of Shenzhen Highpower since October 2005. From October 2002 to September 2005, Mr. Xhio served as the Minister of the Quality Control Department of Shenzhen Highpower. Mr. Xiao received a bachelor’s degree in Check Technology and Instrument in 2000 from the China Institute of Metrology.

Xinhai Li has served as a director of the Company since January 2008. Sine August 1990, Mr. Li has served as a director and professor at the China Central South University Metallurgical Science and Engineering School in China. Mr. Li received a PhD in Physical Chemistry of Metallurgy from China Central South University in August 1990.  We believe that Mr. Li’s qualifications to sit on our Board include his extensive understanding of our business and his understanding of U.S. GAAP and financial statements.

Chao Li has served as a director of the Company since January 2008. Since August 2000, Mr. Li has served as Chairman of the Guangdong Association of Productivity. From July 1991 to November 2004, Mr. Li served as the Vice-Chairman of the Development Research Center for the PRC Government of Guangdong Province. Mr. Li received a bachelor’s degree in metallurgy from Central South University in China in August 1969.  We believe that Mr. Li’s qualifications to sit on our Board include his extensive understanding of our business and his understanding of U.S. GAAP and financial statements.

Ping Li has served as a director of the Company since January 2008. Since July 2003, Mr. Li has served as the Managing Director of Investment at ChinaVest, a venture capital firm. From February 2002 to July 2003, Mr. Li served as Chief Financial Officer of Great Wall Technology Co., Ltd., an investment technology company. Mr. Li received a master’s degree in biology from Columbia University in 1989 and an MBA in finance in 1994 from the Wharton School of the University of Pennsylvania.  We believe that Mr. Li’s qualifications to sit on our Board include his knowledge of the capital market and his experience, expertise and background with respect to accounting matters, including his experience as a chief financial officer and familiarity with U.S. GAAP and financial statements.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct. Our code of ethics is intended to comply with the requirements of Item 406 of Regulation S-K.  The Code is posted on the Company’s Web site located at www.haopengbattery.com, and is available in print, without charge, upon written request to the Company at Hong Kong Highpower Technology, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China. The Company intends to post promptly any amendments to or waivers of the Code on its Web site.

Director Independence

Subject to certain exceptions, under the listing standards of the NASDAQ Stock Market, LLC, a listed company’s board of directors must consist of a majority of independent directors. Currently, our board of directors has determined that each of the non-management directors, Xinhai Li, Chao Li and Ping Li, is an “independent” director as defined by the listing standards of the NASDAQ Marketplace Rules currently in effect and approved by the U.S. Securities and Exchange Commission (“SEC”) and all applicable rules and regulations of the SEC.  All members of the Audit, Compensation and Nominating Committees satisfy the “independence” standards applicable to members of each such committee. The board of directors made this affirmative determination regarding these directors’ independence based on discussion with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The board of directors considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the board of director’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ Marketplace Rules.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2009, the Board of Directors met 3 times.  Each of the current directors who was on the Board of Directors during 2009 attended at least 75% of the aggregate number of meetings held by the Board of Directors or committee on which the director served held during 2009.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. All directors attended our 2009 Annual Meeting of Stockholders.

Board Committees

Audit Committee

The Audit Committee consists of Xinhai Li, Chao Li and Ping Li, each of whom is an independent director. Mr. Ping Li, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K.  The Audit Committee held 1 meeting during 2009.  The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•
The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•
Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is posted on the Company’s website at: www.haopengbattery.com.

Compensation Committee

The Compensation Committee consists of Xinhai Li and Chao Li, each of whom is an independent director. Xinhai Li is the Chairman of the Compensation Committee. The Compensation Committee held 1 meeting during 2009.  The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for the Company’s directors, executive officers, including our Chief Executive Officer, and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee conducts an annual review (in connection with the conclusion of our business planning process) of the compensation packages for each of our named executive officers. Based on this review, the Compensation Committee approves, to the extent applicable, (a) base salary changes, (b) equity grants and (c) targets and potential payout amounts under any performance-based incentive compensation programs for the new year. The Compensation Committee will annually review the proposed performance metric(s) applicable to the named executive officers and approve the performance targets and target payout amounts for the named executive officers. The Company does not have a general equity grant policy. The Compensation Committee grants awards under our 2008 Omnibus Incentive Plan during the year as needed. In reviewing and making compensation decisions of other executive officers, the Committee may consult with the Company’s Chief Executive Officer and any others who can review the performance of the other executive officers, provide annual recommendations for individual management objectives, and provide input on strategic initiatives. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant and other advisors to assist in the evaluation of director, Chief Executive Officer or executive officer compensation

The Board of Directors has adopted a written charter for the Compensation Committee. A current copy of the Compensation Committee Charter is posted on the Company’s website at: www.haopengbattery.com.

Nominating Committee

The Nominating Committee consists of Xinhai Li and Chao Li, each of whom is an independent director. Chao Li is the Chairman of the Nominating Committee. The Nominating Committee held 1 meeting during 2009.  The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The Board of Directors has adopted a written charter for the Nominating Committee. A current copy of the Nominating Committee Charter is posted on the Company’s website at: www.haopengbattery.com.

Board Leadership Structure

The Company does not have a policy regarding whether the Chairman and Chief Executive Officer roles should be combined or separated. Rather, the Board retains flexibility to choose its Chairman in any way that it deems best for the Company at any given time. The Company currently has a combined Chairman and CEO position. Dang Yu Pan serves as our Chairman of the Board and Chief Executive Officer.  The Board believes that Dang Yu Pan’s in-depth knowledge of the battery industry and of the businesses and operations of the Company best equips him to lead Board meetings and focus the Board discussions on the most critical issues, as well as fostering greater communication between the Company's management and the Board.

The Board believes that other aspects of the current leadership structure ensure effective independent Board leadership and oversight of management. For example, the Board regularly meets in executive session without the CEO or any other members of management present. Executive sessions are led by our lead independent director Mr. Ping Li.  The independent directors met 1 time in executive session in 2009.

The Board’s Role in Risk Oversight

Our Company faces a variety of risks, including investment risk, liquidity risk, and operational risk. It is management’s responsibility to manage the day-to-day risks that we face and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company, with the oversight of certain risk areas delegated to board committees. For example, our Compensation Committee is responsible for assessing risks associated with our compensation programs, and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board’s oversight role is supported by management reporting processes that are designed to provide the Board and committees visibility into the identification, assessment, and management of critical risks.

The Director Nomination Process

Our Board of Directors considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director. Although the Board does not maintain a formal policy regarding diversity, the Nominating Committee considers diversity to include diversity of backgrounds, cultures, education, experience, skills, thought, perspectives, personal qualities and attributes, and geographic profiles (i.e., where the individuals have lived and worked), as well as race, ethnicity, gender, national origin and other categories. The value of diversity on the Board should be considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. Our Nominating Committee and Board believe that a diverse representation on the Board fosters a healthy, comprehensive, and balanced deliberative and decision-making process that is essential to the continued effective functioning of the Board and continued success of the Company.

Additionally, the Board of Directors considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Board of Directors considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and its committees have the necessary resources to perform their respective functions effectively. The Board of Directors also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Board of Directors will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

Director Nominees by Stockholders. The Board of Directors will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the Board of Directors meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Board of Directors in the same manner as are other possible candidates.

Executive Sessions

Non-management directors meet in executive sessions without our management. Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company. Executive sessions are led by our Audit Committee Chairman. An executive session is typically held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Audit Committee Chairman in his own discretion or at the request of the Board of Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2009 and 2008 by our current Chief Executive Officer.  None of our other executive officers who were employed by us during the year ended December 31, 2008 received compensation exceeding $100,000 during the fiscal 2008.
Name and Position	Year	Salary	Bonus	Stock Awards	All Other Compensation		Total
Dang Yu Pan	2009	$18,000	$-	$-	$25,000	(2)	$43,000
Chief Executive Officer and	2008	$18,000	$-	$-	$25,000	(2)	$43,000
Chairman of the Board

Henry Ngan (3)	2009	$137,500	$-	$137,870	$-		$275,370
Chief Financial Officer and	2008	$-	$-	$-	$-		$-
Corporate Secretary

(1)	The amounts disclosed reflect the value of awards for grants of restricted stock. These stock awards reflect the full grant date fair values in accordance with FASB ASC Topic 718.
(2)	Represents $25,000 for fees earned or paid in cash for service as a director of the Company.
(3)	Mr. Ngan was appointed Chief Financial Officer and Corporate Secretary of the Company effective February 1, 2009.

Outstanding Equity Awards at 2009 Fiscal Year End

	Stock Awards
Name	Number of shares of units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Henry Ngan	-	-	8,500	(1)	$65,535

(1) These shares vest on January 31, 2011.

Employment Agreements and Termination of Employment and Change of Control Arrangements

We entered into an Offer Letter of Employment with our new Chief Financial Officer, Henry Ngan, effective February 2009.  Pursuant to the Offer Letter, Mr. Ngan is entitled to a base salary at an annual rate of $150,000 and 17,000 shares of restricted common stock of the Company under the Company’s 2008 Omnibus Incentive Plan, 8,500 of which vested on January 31, 2010 and 8,500 of which vest on January 31, 2011.  Mr. Ngan is also entitled to reasonable vacation and sick time and reimbursement for the cost of standard medical and dental insurance premiums and for business expenses.

We have no other employment agreements with any of our other executive officers.

Director Compensation

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2009 by members of board of directors. Compensation information for Dang Yu Pan, our Chief Executive Officer and Chairman of the Board, is described in the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Wen Liang Li	20,000	-	-	-	-	-	20,000
Chao Li	18,000	-	-	-	-	-	18,000
Xinhai Li	18,000	-	-	-	-	-	18,000
Ping Li	18,000	-	-	-	-	-	18,000

Dang Yu Pan and Wen Liang Li are management board members. We offer our management board members a total compensation package, which includes salary, bonus and director fees, based on benchmarks reported by Shenzhen Labor Bureau. Once we determine the total compensation for our management board members using the benchmarks, we allocate a portion of their total annual compensation to compensation for services rendered as board members. In the future, we expect to continue to allocate a portion of our management board members’ total annual compensation as compensation for their service as directors.

We do not have a formal policy with respect to the compensation of our non-executive board members.  We pay our non-executive directors for their services at the rate of $1,500 to $2,500 per month.

Directors are eligible to receive, from time to time, grants of options to purchase shares under our equity incentive plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2009 regarding compensation plans, including any individual compensation arrangements, under which equity securities of Hong Kong Highpower Technology, Inc. are authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	-	$-	1,983,000	(1)
Equity compensation plans not approved by security holders	-	-	-
Total	-	N/A	1,983,000

(1)	In October 2008, the Company adopted the 2008 Omnibus Incentive Plan. The Incentive Plan currently has 1,983,000 shares authorized for issuance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of the Record Date, based on 13,582,106 issued and outstanding shares of common stock and no options to purchase shares of common stock. We also have outstanding warrants that are exercisable into 47,500 shares of our common stock, subject to adjustment, by:

•	Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;

•	Each executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Hong Kong Highpower Technoloogy, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

		Common Shares Beneficially Owned
Name of Beneficial Owner	Title	Number of Shares		Percentage of Shares
Officers and Directors
Dang Yu Pan	Chief Executive Officer and Chairman of the Board	4,137,063	(1)	30.46%
Wen Liang Li	Vice President, Chief Technology Officer and Director	2,034,770		14.98%
Wen Wei Ma	Vice President of Manufacturing	924,897		6.81%
Henry Ngan	Chief Financial Officer and Corporate Secretary	17,000		*
Xinhai Li	Director	-		-
Chao Li	Director	-		-
Ping Li	Director	-		-
Officers and Directors as a group (total of 8 persons)		7,113,730	(1)	52.38%

*	Indicates less than 1%.
(1)
Includes (i) an aggregate of 344,990 shares over which Mr. Pan has voting power and the right to acquire ownership pursuant to a loan agreement dated February 5, 2007 between Mr. Pan and other shareholders, including, Wen Jia Xiao, Vice President of Quality Control, who holds 166,482 shares, and (ii) 369,959 shares held by a company that is 100% owned by Mr. Pan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The Company’s securities are currently registered under Section 12 of the Securities Exchange Act of 1934, as amended. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors, other than a Form 4 for one transaction by Henry Ngan, we believe that during the fiscal year ended December 31, 2009, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by the Board of Directors and applicable NASDAQ Stock Market and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of Highpower’s financial statements, Highpower’s compliance with legal and regulatory requirements, the qualifications and independence of Highpower’s registered public accounting firm, Dominic K.F. Chan & Co., and the performance of Highpower’s internal controls and of Dominic K.F. Chan & Co.

The Audit Committee has reviewed and discussed with Highpower’s management, internal finance staff, internal auditors and Dominic K.F. Chan & Co., with and without management present, Highpower’s audited financial statements for the fiscal year ended December 31, 2009 and management’s assessment of the effectiveness of Highpower’s internal controls over financial reporting. The Audit Committee has also discussed with Dominic K.F. Chan & Co. the results of the independent auditors’ examinations and the judgments of Dominic K.F. Chan & Co. concerning the quality, as well as the acceptability, of Highpower’s accounting principles and such other matters that Highpower is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has received from Dominic K.F. Chan & Co. the written disclosures required by Independence Standards Board Standard No. 1, as amended, and has discussed with Dominic K.F. Chan & Co. their independence from Highpower and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to Dominic K.F. Chan & Co. during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Respectfully submitted,

Xinhai Li
Chao Li
Ping Li

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Hong Kong Highpower Technology Co., Ltd.

Hong Kong Highpower Technology Co., Ltd. (“HKHT”), a wholly-owned subsidiary of Hong Kong Highpower Technology, Inc., and each of HKHT’s wholly owned–subsidiaries Shenzhen Highpower Technology Co., Ltd., HZ Highpower Technology Co., Ltd. and Springpower Technology (Shenzhen) Company Limited, each have interlocking executive and director positions with the Company.

Guarantee Agreements

Dang Yu Pan, our Chairman and Chief Executive Officer, Wen Liang Li, our Vice President, Chief Technology Officer and director, and Wen Wei Ma, our Vice President of Manufacturing, each have provided personal guarantees under our outstanding banking facilities. The following table shows the amount outstanding on each of our bank loans as of December 31, 2009 and the identity of the officer(s) who guaranteed each loan.

Name of Bank	Amount Granted	Amount Outstanding Under Loan	Guaranteed by Officers
Bank Of China	$14.65 million	$7.07 million	Dang Yu Pan, Wen Liang Li, Wen Wei Ma
Shenzhen Development Bank Co., Ltd	$1.34 million	$1.34 million	Dang Yu Pan
Shanghai Pudong Development Bank Co. Ltd.	$8.05 million	$5.12 million	Dang Yu Pan
Citibank (China) Co., ltd.	$2.99 million	$1.26 million	Dang Yu Pan, Wen Liang Li, Wen Wei Ma

Policy for Approval of Related Party Transactions

We do not currently have a formal related party approval policy for review and approval of transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K.

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2011 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 22, 2011. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2011 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting.  If notice of any such proposal is not received by the Company at its principal executive offices on or before September 5, 2011 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).  Therefore, the persons named in the enclosed proxy card will be allowed to use their discretionary voting authority to vote on the stockholder proposal when and if the proposal is raised at the 2011 Annual Meeting of Stockholders.

If the date of our 2011 annual meeting has been changed by more than 30 days from the date of our 2010 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2011 annual meeting.

Mailing Instructions

Proposals should be delivered to Hong Kong Highpower Technology, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Dang Yu Pan. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Dang Yu Pan, Hong Kong Highpower Technology, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, by telephone at (86) 755-89686238 specifying whether the communication is directed to the entire Board or to a particular director. Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the Board or a committee.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Henry Ngan
Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: September [__], 2010
Shenzhen, China

ANNUAL MEETING OF STOCKHOLDERS OF
HONG KONG HIGHPOWER TECHNOLOGY, INC.
October 20, 2010, 10:00 a.m., China Standard Time
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	Election of Directors	FOR ALL THE NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)

Dang Yu Pan	☐	☐	☐
Wen Liang Li
Chao Li
Xinhai Li
Ping Li

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list below
NOMINEE: Dang Yu Pan Wen Liang Li Chao Li Xinhai Li Ping Li

2.	Ratify the selection of Dominic K.F. Chan & Co., as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Approve the amendment to the Company’s certificate of incorporation to change the Company’s name to “Highpower International, Inc.”

FOR	AGAINST
☐	☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please check here if you plan to attend the meeting.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HONG KONG HIGHPOWER TECHNOLOGY, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Hong Kong Highpower Technology, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated September [__], 2010, and hereby appoints Dang Yu Pan and Wen Liang Li, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hong Kong Highpower Technology, Inc. to be held on October 20, 2010, at 10:00 a.m., China Standard Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” APPROVAL OF PROPOSAL 2 AND “FOR” THE APPROVAL OF PROPOSAL 3.  AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)